Powerful Synergies

February 24, 2004

This presentation may include forward-looking statements (related to the plans, beliefs and goals of CCBI and its subsidiaries), which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors: competitive pressure in the banking industry; changes in the interest rate environment; the health of the economy, either nationally or regionally; the deterioration of credit quality, which would cause an increase in the provision for possible loan and lease losses; changes in the regulatory environment; changes in business conditions, particularly in California real estate; volatility of rate sensitive deposits;
asset/liability matching risks and liquidity risks; and changes in the securities markets.  CCBI undertakes no obligation to revise or publicly release any revision to these forward-looking statements.

Regulation FD

Forward Looking Statements

This presentation contains forward-looking statements regarding CCBI's acquisition of
Hawthorne.  These forward-looking statements involve certain risks and uncertainties.
Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1)
governmental approvals of the merger may not be obtained or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (2)
the stockholders of CCBI and Hawthorne may fail to provide the required approvals to consummate the merger; (3) estimated cost savings from the acquisition cannot be fully realized within the expected time frame or to the extent estimated; (4) revenues following the acquisition are lower than expected; (5) competitive pressure among depository institutions increases significantly; (6) costs or difficulties related to the integration of the businesses of CCBI and Hawthorne are greater than expected; (7) changes in the interest rate environment reduce interest margins; (8) general economic conditions, either nationally or in the markets in which CCBI will be doing business, are less favorable than expected; (9) legislation or changes in regulatory requirements adversely affect the businesses in which CCBI is engaged; or (10) other factors or events occur which would result in a condition to the transaction not being met.

CCBI Highlights

Financial Position

December 31, 2003

Total Assets

$1.72 billion

Loans Held for Investment

$1.05 billion

Deposits

$646 million

Equity

$102 million

Tangible Equity

$89 million

Quarter Ended

Quarter Ended

Financial Results

12/31/2003

12/30/2002

Net Income

$6.2 million

$3.2 million

Return on Average Equity

24.83%

29.03%

Return on Average Assets

1.56%

1.59%

Net Interest Margin

3.22%

3.27%

Efficiency Ratio

25.82%

30.62%

Core Loan Originations

$275 million

$192 million

Summary of the Proposed Transaction

Fixed Exchange Ratio:

1.933 shares of CCBI for each share of HTHR

Purchase price per HTHR share:

$37.92 (based on 1/27/04 closing price of CCBI)

Aggregate purchase price:

$493 million, fully diluted

Structure:

100% Stock – tax free exchange

Anticipated closing:

Middle of 2004

Approvals:

Regulatory and shareholders

Termination fee:

$18 million

Due diligence:

Completed

Ownership Composition:

CCBI 56%

HTHR  44%

Board representatives:

3 Board members of Hawthorne to join CCBI Board

Management:

CCBI Executive and management team remains intact

Strategically Compelling

CCBI

Hawthorne

Franchise positioned for stronger growth

6

Leading statewide lender

High quality asset generator

Fastest growing bank in CA, with

very efficient deposit franchise(1)

Third largest originator of multi-

family loans in CA(2)

Amongst the most efficient

operations in the industry

Strong and consistent culture of

high performance with continuity

of talent

Leading independent So. CA

banking franchise

Providing service for over 50

years

Strong community-based retail

deposit franchise

Lending strengths include:

Single Family

Construction

Income Property

Strong middle level and front line

infrastructure

(1)

36 months ended 9/30/03 (www.fdic.com)

(2)

12 months ended 12/31/03 (DataQuick Info. Sys.)

Pro Forma Impact – Key Assumptions

CCBI earnings based on First Call estimates

2004 GAAP EPS of $1.06 for CCBI

2005 GAAP EPS of $1.62 for CCBI

Hawthorne earnings based on First Call estimates

2004 GAAP EPS of $2.43 for HTHR

2005 GAAP EPS of $2.68 for HTHR

Upfront transaction charges of approximately $24 mm pre-tax

Cost savings of 25% of HTHR’s forecasted operating expense, or approximately $11 mm pre-tax

Phased in 25% in Q3 2004, 50% in Q4 2004 and 100% thereafter

Core deposit intangible equivalent to 3.00% of Hawthorne’s core deposits

Amortized straight-line over 10 years

No revenue enhancements assumed

Estimated mark-to-market results in net write downs of approximately

$23 mm after tax

Acquisition Benefits

(1)

Assumptions and calculations for the pro forma GAAP and cash EPS for 2004 are outlined in our presentation on the Hawthorne acquisition, dated January 27, 2004.

8

Immediately accretive to CCBI Pro Forma GAAP (12%) and cash

(13%) EPS(1)

Immediately accretive to CCBI Pro Forma Book (213%) and

Tangible Book (31%) Value per Share (1)

Hawthorne provides CCBI with

$2.7 billion in assets

$1.7 billion in deposits

15 banking offices serving approximately 40,000 households

$161 million in Tangible Stockholders’ Equity

$31 million in Net Income for 2004 (Street estimate)

$34 million in Net Income for 2005 (Street estimate)

Low Risk Transaction

CCBI team has significant acquisition and

integration experience

Hawthorne team successfully integrated First

Fidelity

No expected branch consolidations

CCBI to migrate to majority of HTHR systems

CCBI’s Growing Franchise Presence

Northern California

Loan Offices

    Sacramento

    Corte Madera (Marin County)

    Burlingame

    Oakland

Southern California

Loan Offices

    Woodland Hills

    Encino

    West Los Angeles

Banking Offices

    Rancho Santa Margarita

    Riverside

    Beverly Hills (Summer 2004)

Banking & Loan Offices

     Irvine (Headquarters)

     La Jolla

CCBI and HTHR Deposit Franchise

Hawthorne's South Bay Deposit Strength

as of June 30, 2003 (dollars in thousands)

Institution

Ranking

Deposits

% of

Total

Bank of America

1

3,518,813

$

21.8%

WAMU

2

2,451,676

15.2%

Wells Fargo

3

1,561,296

9.7%

Union Bank

4

1,258,488

7.8%

Hawthorne Savings

5

986,421

6.1%

Citigroup

6

789,538

4.9%

World Savings Bank, FSB

7

572,904

3.5%

California National Bank

8

359,750

2.2%

First Federal Bank of CA

9

355,945

2.2%

Bank of the West

10

339,643

2.1%

All others *

3,961,521

24.5%

Total

16,155,995

$

100.0%

CCBI Beverly Hills

(opens Summer ’04)

Combined Statewide Presence

9 Loan Offices

17 Banking Offices

           (#18 in Beverly Hills scheduled

               to open in Summer 2004)

2 Banking & Loan Offices

(1) AGR – Annual Growth Rate: 12/02 to 12/03

(2)Does not reflect potential purchase accounting adjustments.

($ in millions)

Balance Sheet Growth

Balance Sheet Growth Generated Internally

($ in millions)

Historic Driver of Balance Sheet Growth

($ in millions)

Balance Sheet Growth

(1) AGR – Annual Growth Rate: 12/02 to 12/03

(2)Does not reflect potential purchase accounting adjustments.

Loan Portfolio Mix

CCBI

at 12/31/2003

HTHR

at 12/31/2003

Loan Portfolio Mix

CCBI & HTHR Combined (1)

at 12/31/2003

(1)Does not reflect potential purchase accounting adjustments.

Strategically Compelling

More diversified loan portfolio with core multi-family driver

- Reserve coverage remains very strong

Loan Portfolio

($ in millions)

$

%

$

%

$

%

Loans

Single Family

$3.2

0.3%

$864.5

39.8%

$867.7

26.9%

Multi-Family

935.1

88.8%

764.1

35.1%

1,699.2

52.7%

Commercial Real Estate

108.5

10.3%

315.0

14.5%

423.5

13.1%

Construction and Development(3)

-

-

228.5

10.5%

228.5

7.1%

Commercial, Consumer & Other

5.7

0.5%

2.0

0.1%

7.7

0.2%

Total Loans

$1,052.5

100.0%

$2,174.1

100.0%

$3,226.6

100.0%

Reserves

(3.9)

(33.5)

(37.4)

Other Adjustments

(1.0)

13.5

12.5

Loans, Net

$1,047.6

$2,154.1

3,201.7

$

NPLs

0.1

$

8.9

$

9.0

$

Reserves / NPLs

30.6x

3.8x

4.2x

Reserves / Loans

0.37%

1.54%

1.16%

(1) CCBI and HTHR financial data as of 12/31/2003.

(2) Does not reflect potential purchase accounting adjustments.

(3) Includes SFR construction, Multi-Family and Commercial Development and Land Loans.

CCBI

(1)

HTHR

(1)

Combined

(2)

Consistent Underwriting

Multi-Family

                                 Loan to Value                                                     69.2%

                                  Debt Coverage Ratio                 1.29:1

Commercial RE

                                Loan to Value                                                 65.6%

                                Debt Coverage Ratio                1.35:1

Values are weighted average ratios, at origination

LTV and DCR of December 31, 2003  Portfolio

~ CCBI Only ~

Noncurrent Loans/

Nationwide

Total Loans

(1)

Multi-family

0.16%

Single family

0.85%

Commercial Real Estate

1.03%

Construction and Land Loans

1.14%

Business Loans

1.52%

Consumer

0.69%

Multi-family Loans

CCBI

0.00%

Western Region Thrifts

0.07%

Nationwide Thrifts

0.16%

(1) Based upon 9/30/03 Thrift Financial Reports for nationwide savings institutions

Asset Quality of Multi-family Loans

($ in millions)

Funding Asset Growth

(1) AGR – Annual Growth Rate: 12/02 to 12/03

(2) Does not reflect potential purchase accounting adjustments.

Strategically Compelling

Funding Structure

($ in millions)

$

%

$

%

$

%

Deposits

Noninterest-bearing Demand

$13.1

2.0%

$51.7

3.0%

$64.8

2.7%

Interest-bearing Demand, Savings, MMDA

375.0

58.1%

668.1

38.8%

1,043.1

44.1%

Time Deposits

257.5

39.9%

1,002.8

58.2%

1,260.3

53.2%

Total Deposits

$645.6

100.0%

$1,722.6

100.0%

$2,368.2

100.0%

Borrowings

FHLB

$822.5

85.4%

$697.2

93.2%

$1,519.7

88.8%

Other Borrowings

88.3

9.2%

-

-

88.3

5.2%

Trust Preferred

52.5

5.4%

51.0

6.8%

103.5

6.0%

Total Borrowings

$963.3

100.0%

$748.2

100.0%

$1,711.5

100.0%

Total Funding

$1,608.9

$2,470.8

$4,079.7

Deposits / Funding

40%

70%

58%

(1) CCBI financial data as of 12/31/2003

(2) HTHR financial data as of 12/31/2003

(3) Does not reflect potential purchase accounting adjustments

HTHR

(2)

CCBI

(1)

Combined

(3)

Capital Ratios

Bank Capital Ratio

Operating Performance

($ in millions)

(1) AGR – Annual Growth Rate: 12/02 to 12/03

(2) Combination of HTHR and CCBI results from the fourth quarter of 2003. Does not reflect potential purchase accounting adjustments.

($ in millions)

Operating Performance

(1) AGR – Annual Growth Rate: 12/02 to 12/03

(2) Combination of HTHR and CCBI results from the fourth quarter of 2003. Does not reflect potential purchase accounting adjustments.

Operating Performance

(1) Combination of HTHR and CCBI results from the fourth quarter of 2003.  Does not reflect potential purchase accounting adjustments.

Operating Performance Ratios

Operating Performance Ratios

($ in millions)

Earnings Performance

(1)  AGR – Annual Growth Rate: 12/02 to 12/03

(2)  Combination of HTHR and CCBI results from the fourth quarter of 2003.  Does not reflect potential purchase accounting adjustments.

Operating Performance

Profitability Ratios

Profitability Ratios

Earnings Performance

Transaction Summary

Financially Attractive

One of the Few Statewide Franchises in California

Stronger Foundation for Continued Growth

Upside Potential

This presentation may be deemed to be solicitation material with respect to the proposed acquisition of Hawthorne and the issuance of shares of common stock by CCBI pursuant to the merger. In connection with the proposed transaction, a registration statement on Form S-4 will be filed with the SEC.  The registration statement will contain a joint proxy statement/prospectus to be distributed to the respective shareholders of CCBI and Hawthorne in connection with their vote on the merger. SHAREHOLDERS OF CCBI AND OF HAWTHORNE ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE JOINT PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The final joint proxy statement/prospectus will be mailed to shareholders of CCBI and shareholders of Hawthorne. Investors and security holders will be able to obtain the documents free of charge at the SEC's website, www.sec.gov .  In addition, investors may obtain free copies of the documents filed with the SEC by CCBI by contacting  Investor Relations, Commercial Capital Bancorp, Inc., One Venture, 3rd Floor Irvine, CA 92618, telephone: 949-585-7500 or by visiting CCBI’s website at www.commercialcapital.com , or from Hawthorne by contacting Investor Relations, Hawthorne Financial Corporation, 2381 Rosecrans Avenue, El Segundo, CA 90245, telephone: 310-725-5631 or by visiting Hawthorne’s website at www.hawthornesavings.com.

CCBI, Hawthorne and their respective directors and executive officers and other members of management and employees may be deemed to participate in the solicitation of proxies in respect of the proposed transactions. Information regarding CCBI’s directors and executive officers is available in CCBI’s proxy statement for its 2003 annual meeting of shareholders, which was filed with the SEC on April 4, 2003, and information regarding Hawthorne’s directors and executive officers is available in Hawthorne’s proxy statement for its 2003 annual meeting of shareholders, which was filed with the SEC on April 11, 2003. Additional information regarding the interests of such potential participants (including the addition of the three Hawthorne Board of Directors’ members to the Board of Directors of CCBI following the merger) will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.